THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Stephen G. Meyer, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



  /s/ Christine H. Yackman                           Date: January 24, 1997
-----------------------------                              ----------------
Christine H. Yackman
Trustee

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Stephen G. Meyer, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



  /s/ James B. Grecco                                 Date: January 24, 1997
---------------------------------                           ----------------
James B. Grecco
Trustee

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Stephen G. Meyer, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



  /s/ Robert A. Nesher                              Date: January 24, 1997
---------------------------                               ----------------
Robert A. Nesher
Trustee

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Stephen G. Meyer, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



  /s/ Ray Konrad                                     Date: January 24, 1997
-------------------------------                            ----------------
Ray Konrad
Trustee

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Stephen G. Meyer, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



  /s/ Arthur L. Berman                               Date: January 24, 1997
--------------------------                                 ----------------
Arthur L. Berman
Trustee

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



  /s/ Stephen G. Meyer                               Date: February 3, 1997
--------------------------                                 ----------------
Stephen G. Meyer
Controller and Chief Financial Officer

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Stephen G. Meyer and Kevin P. Robins, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



  /s/ David G. Lee                                   Date: February 3, 1997
--------------------------                                 ----------------
David G. Lee
President and Chief Executive Officer